UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois

(Address of principal executive offices)

60179

(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2016, Sears Holdings Corporation (the “Company”) announced that Jason M. Hollar has been appointed Chief Financial Officer, effective October 14, 2016.

Mr. Hollar, 43, has served as Senior Vice President, Finance of the Company since October 2014. Prior to joining the Company, Mr. Hollar worked for Delphi Automotive PLC, an international leader in automotive parts manufacturing, serving from December 2013 to September 2014 as Vice President and Corporate Controller and from April 2011 to November 2013 as CFO, Powertrain Systems and Delphi Europe, Middle East, and Africa. From June 1995 to April 2011, Mr. Hollar served in various finance-related management positions at Navistar International Corporation, a holding company with international subsidiaries serving multiple areas of the automotive industry, including truck, parts, engines and financial services.

In connection with his appointment, Mr. Hollar entered into a letter agreement with the Company (the “Letter Agreement”), dated October 13, 2016. The Letter Agreement provides for the following: (i) an annual base salary of $700,000, (ii) a one-time special payment of $100,000 to be paid within thirty days following December 31, 2017, provided Mr. Hollar remains actively employed with the Company through the date payment is made and (iii) a minimum annual incentive bonus under the Company’s Annual Incentive Plan of $287,500 for the 2017 and 2018 fiscal years. In addition, the Letter Agreement also clarifies or modifies in immaterial respects certain terms of Mr. Hollar’s Executive Severance Agreement with the Company, dated September 18, 2014. All other terms and conditions of his employment not specifically addressed in the Letter Agreement remain in full force and effect.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement.

The Company issued a press release announcing the foregoing events, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Letter from Registrant to Jason M. Hollar, dated October 13, 2016.

Exhibit 99.1	Press Release, dated October 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

	By:	/s/ Kristin M. Coleman

Kristin M. Coleman, Senior Vice President, General Counsel and Corporate Secretary
Date: October 14, 2016

EXHIBIT INDEX

Exhibit 10.1	Letter from Registrant to Jason M. Hollar, dated October 13, 2016.

Exhibit 99.1	Press Release, dated October 14, 2016.